UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report): August 13, 2008

ELANDIA INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51805	71-0861848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

133 Sevilla Avenue

Coral Gables, FL 33134

(Address of principal executive offices) (Zip Code)

(305) 415-8830

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 7, 2008, in consultation with and based on the recommendation of management, the Audit Committee of our Board of Directors determined that the previously issued consolidated condensed interim financial statements contained in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (the “Original June 30, 2007 10-Q”) should no longer be relied upon because of errors in the Original June 30, 2007 10-Q. As a result of these errors, and to make necessary accounting adjustments, we filed an amended Quarterly Report on Form 10-Q/A on August 14, 2008 (the “Amended June 30, 2007 10-Q”) to restate the previously issued consolidated condensed interim financial statements contained in the Original June 30, 2007 10-Q.

As discussed more fully on the Form 8-K Current Report filed on January 7, 2008, the errors in the Original June 30, 2007 10-Q pertain to a material charge to our statement of operations that we have determined should have been recorded in connection with a portion of the purchase price charged for the acquisition of our subsidiary, Latin Node, Inc. (“Latin Node”). The Audit Committee had determined the need to restate the previously issued financial statements included in the Original June 30, 2007 10-Q and had discussed the matter with Marcum & Kliegman LLP (“M&K”), our independent registered public accounting firm. M&K concurred with the decision of the Audit Committee regarding the restatement.

Based on the reasons noted above, and the carry-forward effects of the adjustments recorded in the filing of the Amended June 30, 2007 10-Q, and in consultation with and based on the recommendation of management, on August 13, 2008, the Audit Committee of our Board of Directors determined that the previously issued consolidated condensed interim financial statements contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 (the “Original September 30, 2007 10-Q”) should no longer be relied upon. The Audit Committee has determined the need to restate the previously issued financial statements included in the Original September 30, 2007 10-Q and has discussed the matters disclosed in this Current Report with M&K. M&K has concurred with the decision of the Audit Committee to proceed with the restatement.

We are in the process of determining the amount of the corrections necessary to restate the financial statements included in the Original September 30, 2007 10-Q and plan to file such restated financial statements as soon as is practicable after the necessary corrections have been made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELANDIA INTERNATIONAL INC.

Dated: September 4, 2008	By:	/s/ Harley L. Rollins III
Harley L. Rollins III
Chief Financial Officer

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